STANDBY OR PERFORMANCE LETTER OF CREDIT
                                                       APPLICATION AND AGREEMENT


         This Agreement consists of three parts. The first part is an Application for a Standby or Performance Letter of Credit in which the Applicant(s) sets forth the terms of the Letter of Credit that it (they) has
(have) asked us to issue. The second part, which will apply in the event we issue the Letter of Credit, sets forth the Terms and conditions that govern the relationship between the Applicant(s) and us. Among other things, it covers the obligation of the Applicant(s) to reimburse us, the security provide for their obligations, that upon the occurrence of certain events the Applicant(s) will deliver additional security for its (their) obligations and defines the rights of, and remedies available to, us under various circumstances. The third part is an Authorization of the Account Party, if the Account Party is not also the Order Party, under which the Account Party agrees to be bound by this Agreement.

Part I:  Application for Standby or Performance Letter of Credit

TO:      THE CHASE MANHATTAN BANK, N.A.
         Letter of Credit Division
         4 Chase Metro Tech Center
         Brooklyn, New York 11245

The undersigned hereby request(s) that you issue your irrevocable letter of credit by:

|X| Airmail   |_| Teletransmission (Specify means ________)  |_| Courier Service
                  (if none specified, issuer may choose)

IN FAVOR OF                      TO BE ADVISED THROUGH:    |_| Check Box if also
                                                           to be confirmed by
                                                           Advising Bank


National Union Fire Ins. Co.
----------------------------     -----------------------------
of Pittsburg, PA
----------------------------     -----------------------------
99 John Street - 10th Floor
----------------------------     -----------------------------
New York, NY 10270
----------------------------     -----------------------------
-or-
P.O. Box 923
----------------------------     -----------------------------
Wall Street Station
----------------------------     -----------------------------
New York, NY 10268
----------------------------     -----------------------------
 ("Beneficiary")

By order of      Rent-A-Wreck of America, Inc.
           -----------------------------------------
                        ("Order Party")
for account of     Consolidated American Rental Insurance Co., Ltd.
              ------------------------------------------------------
                                 ("Account Party")
Up to an aggregate amount of   $500,000 (U.S. Dollars)
                            --------------------------------

Available by (complete A or B, NOT both):
                               ---

        A. |_| Drafts at sight on the issuer payable at the Issuer's counters accompanied by:

                       See attached.



        B.    |_| Tested Telex Demand to the Issuer stating:



EXPIRATION DATE:

Drafts and documents must be dated and presented to, or Tested Telex Demand received by, the issuer not later than 5/ /98.
                                      ---------

|_|      Credit  to  contain  "Evergreen" clause  with no less than   60   days'
         notice of non-renewal to the Beneficiary.                  ------

|_|      Partial drawings prohibited.

Unless otherwise stated herein, the negotiating/paying bank (if any) is authorized to send all documents to you in one airmail or courier service, if available.

|_| Special Instructions: Specify below. If additional space is needed, include additional sheets. These sheets form an integral part of this Application.

Part II: Terms and Conditions

In consideration of the issuance by the Bank of the Credit as requested in the Application, the Applicant hereby agrees with the Bank as follows:

1. Definitions. The following terms shall have the meanings set forth below:

         (1) "Applicant" means each party signing the Application, whether as Order Party or as Account Party.

         (2) "Agreement" means the Application, the Terms and Conditions and the Authorization.

         (3) "Application" means Part I of this Agreement and shall also include all subsequent written and oral requests by the Applicant for amendments to the Credit.

         (4) "Bank" means the issuer of the Credit as indicated in Part I.

         (5) "Credit" means the letter of credit issued by the Bank by order of the Applicant pursuant to the Application, as such Credit may be amended from time to time.

         (6) "Instrument" means any draft, receipt, acceptance, teletransmission (including but not limited to telex or cable) or other written demand for payment under the Credit.

         (7) "Third Party" means any person or entity other than the Applicant liable for the obligations of the Applicant under this Agreement.

         (8) "Uniform Customs and Practice" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, or any subsequent revision thereof adhered to by the Bank on the date the Credit is issued.

2. Reimbursement Obligation.

         A. Payment. The Applicant will pay the Bank, on demand, at the Bank's principal office, in immediately available funds, the amount required to pay each instrument or other amount paid or to be paid under the Credit upon documents presented in substantial compliance with the terms of the Credit. Such payment shall be made with interest from the date of the Bank's payment of such Instrument or other amount paid by the Bank to the date of reimbursement. Such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto.

         B. Authorization To Charge Accounts. The Applicant expressly authorizes the Bank (but the Bank shall not be required), without demand for payment or notice to the Applicant, which are hereby expressly waived, to charge, debit and/or setoff against the demand deposit account referred to at the end of this Agreement and any other account(s) maintained by the Applicant with any office of the Bank or any subsidiary or any affiliate of the Bank (now or in the future, whether general or special, time or demand, matured or unmatured) and to apply immediately, any balance of deposits and any sums credited by or due or payable from the Bank to the Applicant in such account or accounts, to the payment of any and all of Applicant's obligations and liabilities to the Bank hereunder, including without limitation, obligations and liabilities under Paragraphs 2A and C and Paragraphs, 3 and 8 hereunder, all without prejudice to the rights of the Bank against the Applicant with respect to any and all amounts which may be or remain unpaid.

         C. Foreign Currency Obligations. If the Instrument is in foreign currency, the Applicant's payment shall be in United States currency at the Bank's then current selling rate for cable transfers to the place of payment of the Instrument on the date of such payment or of the Bank's settlement of its obligation, as the Bank may require. If, for any cause, on the date of payment or settlement, as the case may be, there is no selling rate or other rate of exchange generally current in New York for effecting such transfers, the Applicant will pay the Bank on demand an amount in United States currency equivalent to the Bank's actual cost of settlement of its obligation however or whenever the Bank shall make such settlement, with interest from the date of settlement to the date of payment by the Applicant. The Applicant will comply with all governmental exchange regulations now or hereafter applicable to the Credit or Instrument or payments related thereto and will pay the Bank, on demand, in United States currency, such amount as the Bank may have been required to expend on account of such regulations.

3. Payment of  Commissions,  Expenses,  Counsel  Fees,  Interest and  Additional
Costs.

         A. Commissions, Etc. The Applicant will pay the Bank, on demand, at its principal office at 1 Chase Manhattan Plaza, New York, New York 10081, the Bank's commission and all charges, costs and expenses paid or incurred by the Bank in connection with the Credit, including fees and charges of counsel, and costs allocated by the Bank's internal legal department in connection with the preparation, performance or enforcement of this Agreement or the Credit. Commissions payable hereunder shall be at the rate customarily charged by the Bank at the time in like circumstances.

         B. Interest. The Applicant agrees to pay interest on any amounts due under this Agreement which are not paid when due at 3% plus that rate of interest from time to time announced by the Bank at its principal office, as its prime commercial lending rate, which rate shall not exceed the maximum rate permissible under applicable law.

         C. Additional Costs. The Applicant shall also pay to the Bank on demand such amounts as the Bank in its sole discretion determines are necessary to compensate it for any cost attributable to its issuing or having the Credit outstanding. Such costs shall include any cost resulting from the application of any law or regulation to the Bank regarding any reserve, assessment, capital adequacy or similar requirement relating to letters of credit or the reimbursement agreements with respect thereto or to similar liabilities or assets of the Bank, whether existing at the time of issuance of the Credit or adopted thereafter. In the case of sale of a participation permitted by paragraph 16 hereof, all amounts payable by the Applicant under this paragraph, shall be determined as if the Bank had not sold such participation. The Applicant acknowledges that there may be various methods of allocating costs to the Credit and agrees that the Bank's allocation for purposes of determining the cost referred to above (including the cost of maintaining capital required in connection with the Credit) shall be conclusive and binding upon the Applicant, provided such allocation is made in good faith. The Applicant also agrees to pay all withholding, stamp and other taxes or duties imposed by any taxing authority on payments under the Credit and this Agreement and to indemnify the Bank against all liabilities, costs, claims, and expenses resulting from any omission to pay or delay in paying any such duty or tax.

4. Successors; Bank's Honoring. The Bank may honor, as complying with the terms of the Credit and of the Application, any drawing by, or Instrument or other document signed or issued by, a person (or a transferee of such person) purporting to be an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, other legal representative or successor by operation of law of the party authorized under the Credit to draw under the Credit or to sign or issue such Instruments or other documents; provided, that any such drawing, Instrument or other document is otherwise in substantial compliance with the Credit.

5. Amendment, Change, Modification, No Waiver. No amendment, change, modification or waiver to which the Bank has consented shall be deemed to mean that the Bank will consent or has consented to any other or subsequent request to amend, change, modify or waive a term of the Credit. The Bank shall not be deemed to have amended, changed or modified any term hereof or to have waived any of its rights hereunder, unless the Bank or its authorized agent shall have consented to such amendment, change or modification in writing or signed such waiver.

6. U.C.P.; Agreements and Acknowledgments.

         A. The Uniform Customs and Practice. The Uniform Customs and Practice shall be binding on the Applicant and the Bank except to the extent it is otherwise expressly agreed.

         B. Other Agreements and Acknowledgments.

            It is also agreed that:

            (1)   user(s) of the Credit shall not be deemed agents of the Bank;

            (2) none of the Bank, its affiliates, subsidiaries or its correspondents shall be responsible for, and the obligation of the Applicant to pay the Bank under Section 2 hereof shall not be affected by, (i) any act, error, neglect, default, omission, insolvency or failure in business of any of its correspondents or (ii) the form, validity, accuracy, sufficiency, legal effect or genuineness of any Instrument or other document presented under the Credit;

            (3) any action, inaction or omission on the part of the Bank or any of its affiliates, subsidiaries or correspondents under or in connection with the Credit or the related Instruments, documents or property, if in good faith, shall be binding upon the Applicant and shall not place the Bank or any such affiliate, subsidiary or correspondent under any liability to the Applicant or affect in any way whatsoever the Applicant's obligation to pay the Bank under Section 2 hereof and in no event shall the Bank or any such affiliate, subsidiary or correspondent be liable for any special or consequential damages;

            (4) the Applicant will promptly examine: (i) the copy of the credit (and of any amendments thereof) sent to it by the Bank; and (ii) all instruments and documents delivered to it from time to time, and in the event of any claim of noncompliance with Applicant's instructions or other irregularity, the Applicant will immediately notify the Bank thereof in writing, the Applicant being conclusively deemed to have waived any such claim against the Bank and any of its affiliates, subsidiaries and correspondents unless notice is given as aforesaid;

            (5) if the Credit states any condition (whether for information or otherwise) without specifying the document to be presented to determine compliance therewith, the Bank may (but shall not be obligated to) treat such condition as not stated and disregard it for purposes of determining compliance with the terms of the Credit; and

            (6) the Bank shall have no obligation to notify the Applicant of discrepancies in any Instruments or other documents presented under the Credit and any such notification or request for a waiver of such discrepancies shall not constitute a waiver of such discrepancies by the Bank nor an agreement to notify or seek a waiver of any future discrepancies.

7. Instructions; No Liability. Instructions whether given orally (in person or by telephone), in writing (by teletransmission or other means) or by electronic means may be honored by the Bank when received from anyone purporting to be authorized to give such instructions for the Applicant. Each oral instruction shall be confirmed in writing by the person giving such instruction, or other authorized officer, but the Bank's responsibility with respect to any instruction shall not be affected by its failure to receive, or the content of, such confirmation. The Bank shall have no responsibility to notify Applicant of any discrepancies between Applicant's oral instructions and its written confirmation, and in the event of any such discrepancy, the oral instruction shall govern. The Bank shall be fully protected in, and shall incur no liability to the Applicant for, acting upon any oral, written or electronic instructions which the Bank in good faith believes to have been given by any authorized person, and in no event shall the Bank be liable for special, indirect or consequential damages. The Bank may, at its option, use any means of verifying any instructions received by it. The Bank also may, at its option, refuse to act on any instruction or any part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal.

8. Indemnification. The Applicant agrees to indemnify and hold harmless the Bank, each affiliate and subsidiary of the Bank and the correspondents of any of them, against any and all claims, losses, liabilities, damages, costs, penalties and fines, including reasonable counsel fees and allocated costs of internal counsel, howsoever arising from or in connection with the Credit, including, without limitation, any such claim, liability, damage, cost liability or fine arising out of any transfer, sale, delivery, surrender or endorsement of any document at any time(s) held by the Bank or any of its affiliates or subsidiaries, or held for the account of any of them by any correspondent of any of them, or arising out of any action, suit or proceeding for injunctive or other judicial or administrative relief or any other judicial or governmental order and affecting, directly or indirectly, the Bank or such affiliate, subsidiary or correspondent.

9. Licenses. The Applicant will procure promptly any necessary import, export or other licenses in connection with the Credit and any property shipped thereunder, and will comply with all foreign and domestic governmental regulations in regard to the shipment of such property or the financing thereof and will furnish the Bank on its demand, with evidence thereof.

10. Pledge and Assignment of Security.

         A. Pledge and Grant of Security Interests. As security for the payment or performance of (i) any and all of the Applicant's obligations and/or liabilities to the Bank under this Agreement (including the contingent obligation under paragraph 11 to pay or deliver to the Bank the maximum amount available under the Credit whether or not a drawing, claim or demand for payment has been made under the Credit) and (ii) all other obligations and/or liabilities of the Applicant to the Bank, absolute or contingent, due or to become due, or which are now or may at any time(s) hereafter be owing by the Applicant to the Bank, the Applicant hereby:

         (1) pledges and/or grants to the Bank a continuing lien upon and assignment of all right, title and interest of the Applicant in and to the balance of every deposit account, now or at any time hereafter existing, or the Applicant with any office of the bank or any affiliate or subsidiary thereof, wherever located, and any other claims of the Applicant against any office of the Bank or any affiliate or subsidiary thereof, and in and to all money, instruments, securities, documents, chattel paper, demands, precious metals, funds, and all claims and demands and rights and interest therein of the Applicant, and in and to all evidences thereof, which have been or at any time shall be delivered to or otherwise come into the possession, custody or control of any office of the Bank or any affiliate or subsidiary thereof, or into the possession, custody or control of any affiliate, agent or correspondent of any such entity for any purpose, whether or not for the express purpose of being used by any such entity as collateral security or for safekeeping and the Bank shall be deemed to have possession, custody or control of all such property actually in transit to, or set apart for, it or any of its affiliates or subsidiaries (or any of their agents, correspondents or others acting in their behalf), it being understood that the receipt at any time by such entities (or any of their agents, correspondents, or others acting in their behalf), of other security of whatever nature, including cash, shall not be deemed a waiver of any of the Bank's rights or powers hereunder. The Applicant agrees that such affiliates or subsidiaries shall be agent(s) of the Bank for the purpose of perfecting a security interest in any such deposit accounts or other property; and

         (2) pledges and/or grants to the Bank a security interest in any and all property the Applicant holds as security for the obligations of any party related to the Credit, and further, subordinates its right to payment from such property and the proceeds thereof to the rights of the Bank, until the bank is paid in full, and agrees that it will hold in trust for and promptly deliver to the Bank any payment received from such property or proceeds.

         B. Additional Rights of the Bank. The Bank is authorized to take any action necessary to protect its rights in the security provided hereunder (whether or not a drawing, claim or demand for payment has been made under the Credit) including but not limited to segregating all or any part of the balance of any deposit account referred to in paragraph 10(A) or other security to be applied to the Applicant's obligations to the Bank as provided in paragraph 11.

11. Events of Default; Obligations; Remedies. Upon the occurrence of any of the events described in this paragraph 11 (whether or not a drawing, claim or demand for payment has been made under the Credit) the Applicant agrees that (A) any and all obligations and liabilities of the Applicant to the Bank, matured or unmatured, absolute or contingent, whether now existing or hereafter incurred (including the obligations hereunder), shall be due and payable forthwith without notice or demand and (B) the Bank may (i) charge, debit and/or setoff against any account of the Applicant maintained at any office of the Bank or at any subsidiary or affiliate of the Bank (now or in the future, whether general or special, time or demand, matured or unmatured) for the maximum amount available under the Credit and also for any and all other obligations and liabilities of the Applicant (and for those of each of its subsidiaries and affiliates) to the Bank hereunder or otherwise, matured or unmatured, absolute or contingent, whether now existing or hereafter incurred, (ii) demand that the Applicant, and the Applicant shall upon such demand, deliver, transfer or assign to the Bank cash or other property of a value and character satisfactory to the Bank (together with executed financing statements in such form as the Bank may reasonably require) as security for all such obligations and liabilities and/or
(iii) liquidate any or all of the property pledged, assigned and/or in which the Bank has been granted a security interest, and in each case, the Bank shall hold such amounts, proceeds and collateral as security for (or at the Bank's option, make payment in satisfaction of) the Applicant's (and such subsidiaries' and affiliates) obligations and liabilities, matured or unmatured, absolute or contingent, whether now existing or hereafter incurred, hereunder or otherwise to the Bank:

         (1) if there shall occur any material adverse change in the condition (financial or otherwise), business, operations or prospects of the Applicant or any Third Party;

         (2) if any statement made, or any information or report furnished to, the Bank in connection with this Agreement contained any misstatement of a material fact or omitted to state a material fact or any fact necessary to make any statement contained therein not materially misleading;

         (3) the death or dissolution of the Applicant or any Third Party;

         (4) if any obligation and/or liability of the Applicant or any Third Party shall not be paid or performed when due, or any default or event of default (as such is defined under any agreement for the payment of money to which the Applicant or a Third Party is a party) remains uncured after the cure period provided in the related agreement has elapsed; or

         (5) if the Applicant or a Third Party shall become insolvent (however such insolvency may be evidenced or defined) or generally not be able to pay its debts as they become due, or make a general assignment for the benefit of creditors, or if the Applicant or a Third Party shall suspend the transaction of its usual business or be expelled or suspended from any exchange, or if an application is made by any judgment creditor of the Applicant or a Third Party for an order directing the Bank to pay over money or to deliver other property, or if a petition in bankruptcy shall be filed by or against the Applicant or a Third party, or if a petition shall be filed by or against the Applicant or any proceeding shall be instituted by or against the Applicant or a Third Party for any relief under any bankruptcy or insolvency laws or any law relating to the relief of debtors, readjustment or indebtedness, reorganization, composition or extensions, or if any governmental authority, or any court at the instance of any governmental authority, shall take possession of any substantial part of the property of the Applicant or a Third Party or shall assume control over the affairs or operations of the Applicant or a Third Party, or if a receiver or custodian shall be appointed of, or a writ or order of attachment or garnishment shall be issued or made against, any of the property or assets of the Applicant or a Third Party or the Applicant or a Third Party shall represent that any of the foregoing has occurred or will occur;

         (6) if a temporary restraining order, injunction (preliminary or permanent) or any similar order is issued in connection with the Credit or any Instrument or document relating thereto which order may apply, directly or indirectly, to the Bank; or

         (7) the Bank shall in good faith deem itself insecure at any time.

12. Continuing Rights and Obligations. The Bank's rights and liens hereunder shall continue unimpaired, and the Applicant shall be and remain obligated in accordance with the terms and provisions hereof, notwithstanding the release and/or substitution of any property which may be held as security hereunder at any time, or of any rights or interest therein or the release of any Third Party. No delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by the Bank shall impair the Bank's rights or liens hereunder.

13. Partnership Applicants; Multiple Applicants, Etc. If the Applicant is a partnership, its obligation hereunder shall continue in force, and apply, notwithstanding any change in the membership of such partnership, however arising, or the release of any partner from liability. If more than one entity and/or person signs this Agreement whether as Order Party or Account Party, (i) each of them shall be jointly and severally liable hereunder and all the terms and provisions regarding liabilities, obligations and property of such entities and/or persons shall apply to any liabilities, obligations and property of any and all of them and (ii) each of them hereby agrees that, without notice to or further consent by the other, the liability of any Applicant hereunder may from time to time, in whole or in part, be renewed, extended, modified, released or reduced by the Bank without affecting or releasing in any way the liability of the other Applicant. The Applicant waives any defense whatsoever which might constitute a defense available to, or discharge of, a surety or a guarantor.

14. Jurisdiction and Venue; Service of Process; Appointment of Agent; Waiver; Commencement of Action. The Applicant hereby consents to the nonexclusive jurisdiction over the person of the Applicant of any court of record of the State in which the branch of the Bank to which this Agreement is addressed is located or of the United States District Court for the appropriate District of such State and agrees that such court shall be a proper forum for any action or suit brought by the Bank. Service of process in any action or suit arising out of or in connection with this Agreement or the Credit may be made upon the Applicant by mailing a copy of the summons to the Applicant either at the address set forth in the Application or at the Applicant's last address appearing in the Bank's records. In addition, if the Applicant is organized or incorporated in a jurisdiction outside the United States of America, the Applicant designates the Consul General or equivalent official of the country of incorporation of the Applicant as the true and lawful agent and attorney-in-fact of the Applicant for receipt of the summons, writs and notices in connection with any such action or suit. No litigation in respect of any matter arising under or in connection with the Credit or this Agreement may be brought by the Applicant against the Bank unless such litigation shall be commenced in a court of competent jurisdiction in the City of New York, State of New York, within one (1) year after (i) the expiration date of the Credit or (ii) the alleged breach shall have purportedly occurred, whichever is earlier.

The Applicant also waives:

         (1) the right to trial by jury in the event of any litigation to which the Bank and the Applicant are parties in respect of any matter arising under of in respect of the Credit or, this Agreement, whether or not such litigation has been commenced in respect of the Credit (including, but not limited to, this Agreement) and whether or not other persons are also parties thereto;

         (2) the right to interpose any claim, setoff, or counterclaim, of any nature or description and any defense based upon the statute of limitations, laches, waiver, estoppel or setoff, howsoever described.

         (3) any immunity it or its property may now or hereafter have from suit, jurisdiction attachment (whether prior to judgment or in aid or execution), execution or other legal process;

         (4) any  claim  against  the Bank for consequential or special damages;
         and

         (5) notice of acceptance of this Agreement.

15. Assignment and Applicable Law. This Agreement may not be assigned by the Applicant without the prior written consent of the Bank. The Bank may assign or sell participations in all or any part of the Credit or this Agreement to another entity and the Bank may disseminate credit information relating to the Applicant in connection with any proposed participation. This Agreement and all rights, obligations and liabilities arising hereunder shall be binding upon and inure to the benefit of the Bank and the Applicant and their respective successors and permitted assigns and shall be governed by, and construed in accordance with, the internal laws of the jurisdiction in which the branch of the Bank to which this Agreement is addressed is located, without reference to that jurisdiction's principles of conflicts of law, and to the extent that there is any conflict between such laws and the Uniform Customs and Practice, the Uniform Customs and Practice shall control.

                                          Demand Deposit A/C #__________________

                                          THE  TERMS  AND  CONDITIONS  SET FORTH
                                          ABOVE  HAVE BEEN  READ AND ARE  HEREBY
                                          ACCEPTED AND MADE  APPLICABLE  TO THIS
                                          AGREEMENT AND THE CREDIT.

WE WARRANT THAT NO SHIPMENT
OR PAYMENT TO BE MADE IN
CONNECTION WITH THIS AGREEMENT                    Rent-A-Wreck of America, Inc.
IS IN VIOLATION OF UNITED STATES                  -----------------------------
TRADE, CURRENCY CONTROL OR                        (Order Party)
OTHER REGULATIONS.  WE FURTHER                    11460 Cronridge Drive, #120
WARRANT THAT THE AGREEMENT                        Owings Mills, MD 21116
BELOW HAS BEEN DULY AND VALIDLY                   -----------------------------
EXECUTED BY OR ON BEHALF OF THE                   (Address)
ACCOUNT PARTY.
                                                  /s/  Kenneth Blum, Jr.
                                                  -----------------------------
                                                  (Authorized Signature) (Title)

                                                  5/16/97
                                                  -----------------------------
                                                  (Date)